                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21488

                        Cohen & Steers Utility Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2004 is included herein.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange

Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS UTILITY FUND, INC.

         By: /s/ Robert H. Steers
            -------------------------------
                 Name:  Robert H. Steers
                 Title: Chairman

         Date: August 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Robert H. Steers                        By: /s/ Martin Cohen
             --------------------------------------          ----------------------------------
             Name: Robert H. Steers                          Name:  Martin Cohen
             Title: Chairman, Secretary                      Title: President, Treasurer
                    and principal executive officer                 and principal financial officer


         Date: August 25, 2004

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

July 26, 2004

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Utility Fund for the period beginning with the fund's inception on April 30, 2004 through June 30, 2004. The net asset values per share on June 30, 2004 were $12.06, $12.03, and $12.04 for Class A, Class B, and Class C shares, respectively.
Class I shares had a net asset value of $12.06. The fund has not yet declared or paid a dividend because this period represents a partial quarter of operations. We expect to initiate a regular quarterly distribution in the third quarter of 2004.

    We established the fund with the goal of offering investors the opportunity to invest in one of the highest yielding sectors in the equity markets and participate in the potential for improving fundamentals in the utility industry. We believe there will be a renewed focus on dividends due to increasing demand for income as America ages and as a result of the reduced 15% tax rate on qualifying dividends. Utilities are the highest yielding sector in the equity market that qualifies for the new dividend tax rate.

    Utilities have historically provided returns that are competitive with that of the broader equity market, but with much lower market sensitivity. Other potential advantages of owning utilities include low correlation to stocks and bonds, portfolio diversification, and strong dividend growth stemming from the improving financial profile of this sector. Our investment strategy is designed to provide the attractive characteristics that traditional utility businesses have historically provided: income with moderate growth potential and lower volatility than the broader market. While there have been net outflows from some open-end utility funds over the past several years, we believe that is explained by poor performance and style drift by portfolio managers. We expect that there will be growing demand for the characteristics of utilities going forward as baby boomers begin asset allocation to income from growth.

INVESTMENT REVIEW

    For the period from the fund's inception on April 30, 2004 through the end of the second quarter, Cohen & Steers Utility Fund had a return, based on change in net asset value, of 5.2% for the Class A shares. Class B, C and I Shares returned 5.0%, 5.1%, and 5.2%, respectively. This compares favorably to the S&P Utilities Index total return of 2.5% over the same period. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    Utility shares slightly underperformed the broader stock market equity market averages during the quarter due to concerns about how utilities will perform if the improvement in the economy is accompanied by rising interest rates. For the period, utilities had a 2.5% total return compared to 3.3% for the S&P 500 and -0.01% for bonds. Year to date, utilities have performed slightly better than the broader equity markets. As we discuss more fully in the 'Investment Outlook' section, we believe that several positive trends leave the sector well positioned to provide investors with potentially attractive current income and capital appreciation.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

    The integrated natural gas sector was the best performing group during the period with a 5.6% total return. Integrated natural gas utilities distribute natural gas to residential, commercial and industrial customers through state-regulated local distribution utilities, develop new natural gas reserves through unregulated exploration and production, and operate federally regulated natural gas pipelines. Integrated natural gas companies continue to benefit from strong natural gas and crude oil pricing which leads to higher profits in the exploration and production business. Driven by strong demand and supply disruptions, over the last year the price of crude oil has increased 23% to $37.05 per barrel while the price of natural gas has risen 14% to $6.16 per MMBtu over the same period. Natural gas distribution utilities, which are primarily engaged in the state regulated distribution of natural gas, were helped by their modest exposure to exploration and production and produced 4.4% total return. Integrated electric utilities, which generate, transmit and distribute electricity through regulated and unregulated companies, had a total return of 3.1% during the period. As a more interest-rate-sensitive sector, electric distribution utility share prices were hurt by concern over rising rates, resulting in a total return of 0.9%.

    The portfolio benefited from an overweight position in the natural gas sectors and an underweight position in the integrated electric sector. Our overweight position in the electric distribution sector detracted from performance. Stock selection within all sectors added to performance. TXU Corp. was the most significant contributor to the fund's performance, with a 19.1% total return over the period. Following several years of poor stock price performance due to poor management and disappointing unregulated investments, TXU shares rose following the appointment of a new, highly respected CEO and his announcement of a broad restructuring program that we believe may potentially increase earnings and dividends, reduce debt, and lower the overall risk profile of the company. Equitable Resources was another strong contributor to performance with a 10.9% total return. Laggards during the period included Public Service Enterprise Group and FirstEnergy Corp., which had total returns of -5.4% and -3.4%, respectively. Our 17% allocation to preferred securities, which are used to enhance the portfolio's income potential and dampen portfolio volatility, detracted from relative performance due to the rise in interest rates.

INVESTMENT OUTLOOK

    We believe the utility sector is poised for a period of sustained recovery after several challenging years. Beginning in the late 1990s, many utilities made significant investments in unregulated businesses, mainly merchant power plants. An aggressive industry-wide construction trend led to a severe oversupply of the power plants. Unlike the regulated utility business, where power prices are set by state regulation, the supply/demand imbalance in the wholesale market led to a collapse in wholesale power prices and financial troubles for utilities that were unable to service the debt used to fund their construction programs.

    Many utilities have moved aggressively to exit poorly performing unregulated investments and refocus on improving the operating efficiencies of their core regulated utility franchises. At the same time, many companies have made substantial progress in strengthening balance sheets and free cash flow. Balance sheets are getting stronger after the issuance of over $50 billion in equity over the last three years, a meaningful amount for a sector with $375 billion in total equity market capitalization. We also believe the cash flow profile of most utilities is

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                                       2

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

improving dramatically with the decline in unregulated capital expenditures. For the first time in many years the utility sector is projected to turn free cash flow positive in 2004.

    With an improving cash flow profile, declining business risk and relatively low dividend payout ratios, we believe that managements now have the flexibility to continue dividend growth after several years of declining dividend payments. Several utilities raised their dividends substantially over the last year, and we believe this trend will continue. For the year ended March 31, 2004, 40 companies out of 69 dividend-paying gas and electric utilities raised their dividends by an average of 8.6%. Only two companies lowered their dividends during this period. We expect continued strong dividend growth in the sector. The average utility dividend payout ratio, 59% currently, is low relative to the long-term historical average of 70%.

    We have concentrated our portfolio in companies that we believe have the potential for above-average growth in earnings and dividends. We are focusing on the more highly regulated utilities that have above-average credit quality (all but one of the companies in our portfolio have investment grade senior debt ratings). Companies with these characteristics offer the potential for greater stability of earnings and dividends, in our view. These businesses include regulated and integrated electric and gas utilities and natural gas pipelines. We do not have a focus on sectors such as telecommunications and independent power producers because we believe that their business models and industry fundamentals will result in greater volatility of earnings and cash flows. We have a modest allocation to companies that have positive earnings sensitivity from high natural gas and crude oil prices through: a) natural gas utilities engaged in exploration and production, and b) electric utilities with coal and nuclear generation that benefit from high natural gas prices.

    The nature of state and federal regulation is an important factor to consider when evaluating utility investments. We believe utilities' earnings growth stands to benefit from a constructive regulatory environment in several ways. On the heels of the California energy crisis, many state regulators are working proactively with electric utilities with the goal of ensuring price stability for customers through the extension of positive rate orders. In another positive trend, regulators have supported utilities' efforts to move unregulated power plants into the regulated asset base where utilities can have the ability to earn more attractive and stable financial returns on their capital investments. Many state regulators have also allowed utilities to incorporate the costs of environmental upgrades to coal fired power plants in customer rates. Following the August 2003 blackout in the Northeast, we anticipate that regulation designed to promote the enhancement of the electric transmission grid will provide attractive investment opportunities for utilities. The sector should also profit from the need to invest in the natural gas infrastructure in areas such as pipelines, storage, and liquefied natural gas terminals.

    Industry participants have debated how utilities will perform if the improvement in the economy is accompanied by rising interest rates. In our view, there is a misconception that utility stocks will lag the market if interest rates move higher. The historical data show that utilities have exhibited a very low correlation to 10-year Treasury bonds. For the ten years ended May 31, this correlation was a mere 0.16. We believe that in periods when utilities have reacted poorly to rising rates, the performance was largely driven by very negative sector-specific factors. Some examples include: the energy crisis of the early 1970s, when most utilities suffered from the lack of a

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

fuel cost pass through mechanism that most companies now enjoy; the early 1990s onset of deregulation, when there was widespread fear that the industry would experience profit erosion under competition; and the stock market bubble of the late 1990s when utilities performed poorly along with other value and income oriented sectors. Excluding these periods, the utility sector has generally performed in line with the stock market during periods of rising interest rates.

    It is also important to remember that rising interest rates reflect improving economic conditions that should benefit utilities through growing demand for energy. Further, higher interest rates may actually help utilities in that most state regulators set customer rates based partly upon prevailing interest rates. Given the positive fundamental, financial and regulatory developments occurring throughout the industry, we believe that utility stocks may perform better than anticipated if interest rates rise.

    While many investors are already attracted to the relatively high average yield on dividend paying utility stocks, we believe the sector should further benefit from its position as the highest yielding sector in the S&P 500 that qualifies for the new tax rate on dividends. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the federal tax rate on qualified dividend income to a maximum of 15%, down from a prior top rate of 38.6%. Given the sector's attractive fundamentals, favorable regulation, and improving financial performance, we expect utilities to be one of the main beneficiaries of aging baby boomers' demand for more conservative income-producing equity investments. Consequently, we believe the fund is well positioned to deliver attractive current income and capital appreciation over time.

Sincerely,


             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman


             ROBERT BECKER               WILLIAM F. SCAPELL
             ROBERT BECKER               WILLIAM F. SCAPELL
             Portfolio Manager           Portfolio Manager

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.


--------------------------------------------------------------------

           Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company and our funds.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights and recent news articles.

              So visit us today at cohenandsteers.com

--------------------------------------------------------------------


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                                       5

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                     NUMBER       VALUE        DIVIDEND
                                                    OF SHARES    (NOTE 1)       YIELD(a)
                                                    ---------   ----------   ------------
COMMON STOCK                               78.60%(b)
  UTILITIES                                78.60%
    ELECTRIC -- INTEGRATED                 52.98%
       Ameren Corp................................    2,179     $   93,610       5.91%
       American Electric Power Co.................    1,399         44,768       4.38
       Cinergy Corp...............................    2,154         81,852       4.95
       DTE Energy Co..............................    1,345         54,526       5.08
       Dominion Resources.........................    2,436        153,663       4.09
       Duke Energy Corp. .........................    4,580         92,928       5.42
       Edison International.......................    4,448        113,735       3.13
       Entergy Corp...............................    2,638        147,754       3.21
       Exelon Corp................................    5,138        171,044       3.30
       FirstEnergy Corp...........................    2,815        105,309       4.01
       FPL Group..................................      770         49,242       3.88
       Hawaiian Electric Industries...............    1,464         38,210       4.75
       Pinnacle West Capital Corp. ...............    1,528         61,716       4.46
       PPL Corp. .................................    2,483        113,970       3.57
       Progress Energy............................    2,199         96,866       5.22
       Public Service Enterprise Group............    1,376         55,081       5.50
       Puget Energy...............................    1,162         25,459       4.56
       SCANA Corp.................................       54          1,964       4.01
       Scottish Power plc (ADR)(c)................    1,959         57,810       4.33
       Southern Co. ..............................    4,528        131,991       4.80
       TXU Corp. .................................    4,107        166,375       1.23
       Xcel Energy................................    3,598         60,123       4.97
                                                                ----------
                                                                 1,917,996
                                                                ----------
    ELECTRIC -- DISTRIBUTION                4.11%
       Consolidated Edison........................    1,509         59,998       5.68
       Energy East Corp. .........................    1,540         37,345       4.29
       NSTAR......................................      500         23,940       4.64
       Pepco Holdings.............................    1,513         27,658       5.47
                                                                ----------
                                                                   148,941
                                                                ----------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.
(c) American Depository Receipt.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                     NUMBER       VALUE        DIVIDEND
                                                    OF SHARES    (NOTE 1)       YIELD
                                                    ---------   ----------   ------------
    GAS -- DISTRIBUTION                     4.62%
       AGL Resources..............................    2,002     $   58,158       3.99%
       Atmos Energy Corp. ........................      663         16,973       4.77
       NiSource...................................    2,862         59,014       4.46
       Vectren Corp. .............................    1,324         33,219       4.54
                                                                ----------
                                                                   167,364
                                                                ----------
    GAS -- INTEGRATED                      16.89%
       Energen Corp. .............................    1,000         47,990       1.54
       Equitable Resources........................    3,072        158,853       2.94
       KeySpan Corp. .............................    1,370         50,279       4.85
       Kinder Morgan..............................    1,520         90,121       3.79
       Questar Corp...............................    4,078        157,574       2.23
       Sempra Energy..............................    3,105        106,905       2.90
                                                                ----------
                                                                   611,722
                                                                ----------
       TOTAL UTILITIES............................               2,846,023
                                                                ----------
         TOTAL COMMON STOCK (Identified cost --
           $2,755,411)............................               2,846,023
                                                                ----------
PREFERRED SECURITIES -- $25 PAR VALUE      16.76%
  FINANCE                                   0.92%
       MBNA Capital, 8.125%, Series D (TruPS)(d)..    1,300         33,410       7.90
                                                                ----------
  MEDIA                                     3.90%
    CABLE TELEVISION                        2.57%
       Shaw Communications, 8.45%, Series A
         (COPrS)(e)...............................    2,050         51,455       8.42
       Shaw Communications, 8.50%, Series B
         (COPrS)(e)...............................    1,650         41,382       8.47
                                                                ----------
                                                                    92,837
                                                                ----------
    DIVERSIFIED SERVICES                    1.33%
       Liberty Media Corp., 8.75% (PPLUS)(f)......    1,800         48,240       8.19
                                                                ----------
       TOTAL MEDIA................................                 141,077
                                                                ----------

-------------------
(d) (TruPS) Trust Preferred Securities.
(e) (COPrS) Canadian Origin Preferred Securities.
(f) (PPLUS) Preferred Plus Trust.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                     NUMBER       VALUE        DIVIDEND
                                                    OF SHARES    (NOTE 1)       YIELD
                                                    ---------   ----------   ------------
  REAL ESTATE                               7.97%
       Alexandria Real Estate Equities, 8.375%,
         Series C.................................      500     $   12,750       8.21%
       Bedford Property Investors, 7.625%,
         Series B.................................      800         19,200       7.94
       CBL & Associates Properties, 7.75%,
         Series C.................................      900         22,761       7.66
       CRT Properties, 8.50%, Series A............    1,800         46,260       8.27
       Health Care REIT, 7.875%, Series D.........      200          5,010       7.86
       Maguire Properties, 7.625%, Series A.......    1,750         42,263       7.89
       Mills Corp., 9.00%, Series C...............    1,000         26,525       8.52
       Mills Corp., 8.75%, Series E...............      300          7,863       8.35
       PS Business Parks, 7.00%, Series H.........    1,250         28,188       7.76
       PS Business Parks, 7.95%, Series K.........      400          9,980       7.97
       Saul Centers, 8.00%, Series A..............      500         12,750       7.84
       SL Green Realty Corp., 7.875%, Series D....    2,200         55,000       7.88
                                                                ----------
                                                                   288,550
                                                                ----------
  UTILITIES                                 3.97%
    ELECTRIC -- INTEGRATED                  3.39%
       EIX Trust I, 7.875%, Series A..............    3,550         89,034       7.85
       Energy East Capital Trust I, 8.25%.........    1,300         33,930       7.90
                                                                ----------
                                                                   122,964
                                                                ----------
    GAS -- DISTRIBUTION                     0.58%
       AGL Capital Trust II, 8.00% (TruPS)(a).....      800         20,912       7.65
                                                                ----------
       TOTAL UTILITIES............................                 143,876
                                                                ----------
         TOTAL PREFERRED SECURITIES -- $25 PAR
            VALUE (Identified cost -- $601,448)...                 606,913
                                                                ----------
TOTAL INVESTMENTS (Identified cost --
   $3,356,859)............................ 95.36%                3,452,936
OTHER ASSETS IN EXCESS OF LIABILITIES.....  4.64%                  167,942
                                          ______                ----------
NET ASSETS................................100.00%               $3,620,878
                                          ======                ==========

-------------------
(a) (TruPS) Trust Preferred Securities.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $3,356,859) (Note 1).........................  $3,452,936
    Cash....................................................      92,825
    Receivable for fund shares sold.........................     243,218
    Receivable for investments sold.........................      23,727
    Dividends and interest receivable.......................       5,881
    Receivable due from advisor.............................      81,313
                                                              ----------
         Total Assets.......................................   3,899,900
                                                              ----------
LIABILITIES:
    Payable for investment securities purchased.............     217,790
    Payable for professional fees...........................      18,463
    Payable for reports to shareholders.....................      15,729
    Payable for fund shares redeemed........................      10,194
    Payable to administrator................................       6,627
    Payable to investment advisor...........................       1,572
    Payable for distribution fees...........................         682
    Payable for shareholder servicing fees..................         238
    Other liabilities.......................................       7,727
                                                              ----------
         Total Liabilities..................................     279,022
                                                              ----------
NET ASSETS..................................................  $3,620,878
                                                              ----------
                                                              ----------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $3,514,026
    Undistributed net investment income.....................       8,571
    Accumulated net realized gain on investments............       2,204
    Net unrealized appreciation on investments..............      96,077
                                                              ----------
                                                              $3,620,878
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $1,103,609
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................      91,531
                                                              ----------
    Net asset value and redemption price per share..........  $    12.06
                                                              ----------
                                                              ----------
    Maximum offering price per share ($12.06[div]0.955)(a)..  $    12.63
                                                              ----------
                                                              ----------
CLASS B SHARES:
    NET ASSETS..............................................  $  301,877
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................      25,090
                                                              ----------
    Net asset value and offering price per share(b).........  $    12.03
                                                              ----------
                                                              ----------
CLASS C SHARES:
    NET ASSETS..............................................  $1,154,776
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................      95,934
                                                              ----------
    Net asset value and offering price per share(b).........  $    12.04
                                                              ----------
                                                              ----------
CLASS I SHARES:
    NET ASSETS..............................................  $1,060,616
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................      87,959
                                                              ----------
    Net asset value, offering and redemption value per
       share................................................  $    12.06
                                                              ----------
                                                              ----------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                            STATEMENT OF OPERATIONS
        FOR THE PERIOD APRIL 30, 2004(c) THROUGH JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 12,698
    Interest income.........................................        60
                                                              --------
         Total Income.......................................    12,758
                                                              --------
Expenses:
    Shareholder reporting expenses..........................    25,361
    Professional fees.......................................    18,803
    Administration and transfer agent fees (Note 2).........    12,979
    Directors' fees and expenses (Note 2)...................    10,187
    Custodian fees and expenses.............................     7,884
    Registration and filing fees............................     5,100
    Investment advisory fees (Note 2).......................     2,130
    Distribution fees -- Class A (Note 2)...................       167
    Distribution fees -- Class B (Note 2)...................       110
    Distribution fees -- Class C (Note 2)...................       405
    Shareholder servicing fees -- Class A (Note 2)..........        67
    Shareholder servicing fees -- Class B (Note 2)..........        37
    Shareholder servicing fees -- Class C (Note 2)..........       135
    Line of credit fees (Note 6)............................       135
    Miscellaneous...........................................     2,000
                                                              --------
         Total Expenses.....................................    85,500
    Reduction of Expenses (Note 2)..........................   (81,313)
                                                              --------
         Net Expenses.......................................     4,187
                                                              --------
Net Investment Income.......................................     8,571
                                                              --------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................     2,204
    Net change in unrealized appreciation on investments....    96,077
                                                              --------
         Net realized and unrealized gain on investments....    98,281
                                                              --------
Net Increase in Net Assets Resulting from Operations........  $106,852
                                                              --------
                                                              --------

-------------------
(c) Commencement of Operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                               FOR THE PERIOD
                                                              APRIL 30, 2004(a)
                                                                  THROUGH
                                                               JUNE 30, 2004
                                                              ----------------
Change in Net Assets:
    From Operations:
         Net investment income..............................     $    8,571
         Net realized gain on investments...................          2,204
         Net change in unrealized appreciation on
            investments.....................................         96,077
                                                                 ----------
              Net increase in net assets resulting from
                operations..................................        106,852
                                                                 ----------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions....................................      3,413,751
                                                                 ----------
              Total increase in net assets..................      3,520,603
    Net Assets:
         Beginning of period................................        100,275
                                                                 ----------
         End of period(b)...................................     $3,620,878
                                                                 ----------
                                                                 ----------

-------------------
(a) Commencement of Operations.
(b) Includes undistributed net investment income of $8,571 at June 30, 2004.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                         CLASS A           CLASS B           CLASS C           CLASS I
                                     ---------------   ---------------   ---------------   ---------------
                                     FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                     APRIL 30, 2004(b) APRIL 30, 2004(b) APRIL 30, 2004(b) APRIL 30, 2004(b)
                                         THROUGH           THROUGH           THROUGH           THROUGH
PER SHARE OPERATING PERFORMANCE:      JUNE 30, 2004     JUNE 30, 2004     JUNE 30, 2004     JUNE 30, 2004
--------------------------------      -------------    ---------------    -------------    ---------------
Net asset value, beginning of
  period...........................    $     11.46       $     11.46       $     11.46       $     11.46
                                       -----------       -----------       -----------       -----------
Income from investment operations:
    Net investment income..........           0.06(c)           0.06(c)           0.05(c)           0.06(c)
    Net realized and unrealized
      gain on investments..........           0.54              0.51              0.53              0.54
                                       -----------       -----------       -----------       -----------
        Total from investment
          operations...............           0.60              0.57              0.58              0.60
                                       -----------       -----------       -----------       -----------
        Net increase in net asset
          value....................           0.60              0.57              0.58              0.60
                                       -----------       -----------       -----------       -----------
Net asset value, end of period.....    $     12.06       $     12.03       $     12.04       $     12.06
                                       -----------       -----------       -----------       -----------
                                       -----------       -----------       -----------       -----------
==============================================================================================================
Total investment return(d).........           5.24%(e)          4.97%(e)          5.06%(e)          5.24%(e)
                                       -----------       -----------       -----------       -----------
                                       -----------       -----------       -----------       -----------
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period
  (in millions)....................    $       1.1       $       0.3       $       1.2       $       1.1
                                       -----------       -----------       -----------       -----------
                                       -----------       -----------       -----------       -----------
Ratio of expenses to average daily
  net assets (before expense
  reduction) (See Note 2)..........          30.21%(f)         30.86%(f)         30.86%(f)         29.87%(f)
                                       -----------       -----------       -----------       -----------
                                       -----------       -----------       -----------       -----------
Ratio of expenses to average daily
  net assets (net of expense
  reduction).......................           1.50%(f)          2.15%(f)          2.15%(f)          1.15%(f)
                                       -----------       -----------       -----------       -----------
                                       -----------       -----------       -----------       -----------
Ratio of net investment income to
  average daily net assets (before
  expense reduction) (See Note 2)..         -25.68%(f)        -25.69%(f)        -25.89%(f)        -25.62%(f)
                                       -----------       -----------       -----------       -----------
                                       -----------       -----------       -----------       -----------
Ratio of net investment income to
  average daily net assets (net of
  expense reduction)...............           3.04%(f)          3.02%(f)          2.82%(f)          3.10%(f)
                                       -----------       -----------       -----------       -----------
                                       -----------       -----------       -----------       -----------
Portfolio turnover rate............           4.11%(e)          4.11%(e)          4.11%(e)          4.11%(e)
                                       -----------       -----------       -----------       -----------
                                       -----------       -----------       -----------       -----------

-------------------
(b) Commencement of Operations.
(c) Calculation based on average shares outstanding.
(d) Does not reflect sales charges, which would reduce return.
(e) Not annualized.
(f) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company. The fund had no operations until March 19, 2004 when it sold 10 shares each of Class A, B, C, and 8,720 shares of Class I for $100,275 to Cohen & Steers Capital Management, Inc. Investment operations commenced on April 30, 2004. There are 200,000,000 shares of $0.01 par value common stock authorized which are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes most closely reflect the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) on investment as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the advisor receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the fund up to and including $1.5 billion and 0.65% of the average daily net asset above $1.5 billion. For the period April 30, 2004 (commencement of operations) though June 30, 2004, the fund incurred $2,130 in advisory fees.

    Through December 31, 2004, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's operating expenses at 1.50% for the Class A

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

shares, 2.15% for the Class B shares and Class C shares and 1.15% for the Class I shares. For the period April 30, 2004 (commencement of operations) through June 30, 2004, expenses totalling $81,313 were reduced under this agreement.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee of 0.02% of the fund's average daily net assets. For period April 30, 2004 (commencement of operations) though June 30, 2004, the fund paid the advisor $57 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC (the distributor), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the fund. The fund has adopted a distribution plan (the plan) on behalf of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the period April 30, 2004 (commencement of operations) though June 30, 2004, the fund paid $682 in fees under the plan. For the period April 30, 2004 (commencement of operations) through June 30, 2004, the distributor received $1,139 in sales commissions from the sale of Class A shares. The distributor also received $0 and $227 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The Distributor has advised the Fund that proceeds from the contingent deferred sales charge on the Class B & C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B & C shares, including payments to dealers and other financial intermediaries for selling Class B & C shares and interest and other financing costs of associated with Class B & C shares.

    Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares. For the period April 30, 2004 (commencement of operations) though June 30, 2004, the fund paid $239 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the period April 30, 2004 (commencement of operations) though June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $10,187.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period ended June 30, 2004 totaled $3,462,679 and $107,174, respectively.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. INCOME TAXES

    At June 30, 2004 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $    3,356,859
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $      100,216
Gross unrealized depreciation....................  $       (4,139)
                                                   --------------
Net unrealized appreciation......................  $       96,077
                                                   --------------
                                                   --------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                                    FOR THE PERIOD
                                                    APRIL 30, 2004
                                             (COMMENCEMENT OF OPERATIONS)
                                                 THOUGH JUNE 30, 2004
                                            -------------------------------
                                                SHARES           AMOUNT
                                            --------------   --------------
CLASS A:
Sold......................................      92,429         $1,088,042
Redeemed..................................        (908)           (10,950)
                                                ------         ----------
Net increase..............................      91,521         $1,077,092
                                                ------         ----------
                                                ------         ----------
CLASS B:
Sold......................................      25,080         $  296,864
                                                ------         ----------
Net increase..............................      25,080         $  296,864
                                                ------         ----------
                                                ------         ----------
CLASS C:
Sold......................................      97,901         $1,155,667
Redeemed..................................      (1,977)           (23,372)
                                                ------         ----------
Net increase..............................      95,924         $1,132,295
                                                ------         ----------
                                                ------         ----------
CLASS I:
Sold......................................      79,239         $  907,500
                                                ------         ----------
Net increase..............................      79,239         $  907,500
                                                ------         ----------
                                                ------         ----------

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc., and Cohen & Steers Total Return Realty Fund, Inc. has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement. During the period April 30, 2004 (commencement of operations) through June 30, 2004, the fund did not utilize the line of credit. For the period
April 30, 2004 (commencement of operations) through June 30, 2004, the fund paid commitment fees of $135.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                           TOTAL RETURNS -- CLASS A(a)
                    (PERIOD ENDED JUNE 30, 2004) (UNAUDITED)

                            SINCE INCEPTION (4/30/04)
                  ----------------------------------------------
                        INCLUDING               EXCLUDING
                       SALES CHARGE            SALES CHARGE
                  ----------------------  ----------------------
                          0.50%                   5.24%

Returns on the fund's other share classes will vary because of differing expense ratios and sales charges.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by calling 1-800-330-7348 or by visiting cohenandsteers.com.

-------------------------------------------------------------------
    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.
-------------------------------------------------------------------


-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                 EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                   FOR TOTAL RETURN:                                FOR CAPITAL APPRECIATION:

                    COHEN & STEERS                                       COHEN & STEERS
                     UTILITY FUND                                     SPECIAL EQUITY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

OFFICERS AND DIRECTORS                  KEY INFORMATION

Robert H. Steers                        INVESTMENT ADVISOR
Director and chairman                   Cohen & Steers Capital Management, Inc.
                                        757 Third Avenue
Martin Cohen                            New York, NY 10017
Director and president                  (212) 832-3232

Bonnie Cohen                            SUBADMINISTRATOR AND CUSTODIAN
Director                                State Street Bank and Trust Company
                                        225 Franklin Street
George Grossman                         Boston, MA 02110
Director
                                        TRANSFER AGENT
Richard J. Norman                       Boston Financial Data Services, Inc.
Director                                66 Brooks Drive
                                        Braintree, MA 02184
Willard H. Smith Jr.                    (800) 437-9912
Director
                                        LEGAL COUNSEL
Robert Becker                           Simpson Thacher & Bartlett LLP
Vice president                          425 Lexington Avenue
                                        New York, NY 10017
Adam Derechin
Vice president and assistant treasurer  DISTRIBUTOR
                                        Cohen & Steers Securities, LLC
Joseph M. Harvey                        757 Third Avenue
Vice president                          New York, NY 10017

William F. Scapell                      Nasdaq Symbol: Class A - CSUAX
Vice president                                         Class B - CSUBX
                                                       Class C - CSUCX
Lawrence B. Stoller                                    Class I - CSUIX
Assistant secretary
                                        Web site: cohenandsteers.com

                                        Net asset value (NAV) can be found in
                                        the daily mutual fund listings in the
                                        financial section of most major
                                        newspapers under Cohen & Steers.

                                        This report is authorized for delivery
                                        only to shareholders of Cohen & Steers
                                        Utility Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       21

COHEN & STEERS
UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


COHEN & STEERS
--------------
 UTILITY FUND



----------------------



SEMIANNUAL REPORT
JUNE 30, 2004


                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as ................................'SS'
The division sign shall be expressed as .................................[div]